Exhibit 32(b)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of The Walt Disney Company (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ THOMAS O. STAGGS
Thomas O. Staggs
Senior Executive Vice President and Chief Financial Officer August 1, 2007

*	A signed original of this written statement required by Section 906 has been provided to The Walt Disney Company and will be retained by The Walt Disney Company and furnished to the Securities and Exchange Commission or its staff upon request.